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                                                                   EXHIBIT 10.38


                                             LEVEL 7
BANK OF NEW ZEALAND                          CENTRAL PLAZA ONE
                                             345 QUEEN STREET
A.R.B.N. 000 000 288                         BRISBANE QLD 4000

Brisbane Branch                              DX 246
                                             TELEPHONE (07) 3221 1222
19th December 1996                           TELEX AA 123240
                                             FAX (07) 3221 9271
The Directors
Total Energy Systems Ltd                     POSTAL ADDRESS
Level 9, 371 Queen Street,                   GPO BOX 1447
BRISBANE QLD 4000                            BRISBANE QLD 4001
                                             AUSTRALIA
Dear Sirs,

We refer to your current facility with the Bank of New Zealand A.R.B.N. 000 000 288 (the "Bank"), the terms and conditions of which are contained in the Bank's Letter of Offer dated 16th July 1996 (the "Facility Letter").

We are pleased to advise that the Bank has approved your request for an increase and continuation of the facility on amended terms and conditions. Upon your acceptance of this offer and on completion of all conditions precedent to the satisfaction of the Bank. the following terms and conditions shall replace in its entirety the terms and conditions contained in the Facility Letter.

1.    BORROWER:               Total Energy Systems Ltd
                              A.C.N. 010 876 150

2.    FACILITY TYPE/

      AMOUNT: Overdraft / Commercial Bill / Acceptance / Discount Import Letter of Credit Bills of Lading Surrendered Trade Bills Discounted Cheque Encashment Letter of Credit / Bank Guarantee / Forward Exchange cover Facility mix (the "Facility") up to an aggregate of $8,500,000 (the "Facility Limit") (an increase of $1,500,000)

3.    PURPOSE:                Continuation and increase of $1,500,000 in
                              existing Facility.

4.    INTEREST RATE:          OVERDRAFT OPTION.
                              -----------------
                              Bank of New Zealand Corporate Base Lending Rate plus a margin of 0.5% per annum.

                              Bank of New Zealand Corporate Base Lending Rate is currently 10.0% per annum but is subject to change from time to time in line with market trends. Whilst the Borrower is not notified of changes made to the said Base
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                              Rate, there is regular publication of same made
                              nationwide in the press.

                              Interest will be calculated daily on the outstanding balance of the Account upon which the Facility is drawn and will be charged to such Account monthly in arrears until the outstanding balance of such Account has been repaid in full.

                              For so long as moneys payable by the Borrower under any Facility remain unpaid after the due date, the Borrower will pay interest upon such moneys from the date such moneys become due and payable up to and including the day of payment. Such interest will be calculated at the rate of
                              4.0 per centum per annum plus the Bank's Corporate Base Lending Rate.

                              If the aggregate usage under the Facility exceeds the Facility Limit, then the interest rate applicable to that amount which exceeds the Facility Limit shall be the aggregate of the Bank of New Zealand Corporate Base Lending Rate and 4.0% per annum and shall be charged against any account or accounts upon which the overdraft option operates.

                              REFINANCING USAGE UNDER IMPORT LETTER OF CREDIT /
                              ------------------------------------------------
                              TRADE BILLS DISCOUNTED / BILLS OF LADING
                              ----------------------------------------
                              SURRENDERED OPTION
                              ------------------

                              Drafts and Letters of Credit will be refinanced by the Bank at the Bank's Market Rate on the date that refinancing is requested, plus a margin of 1.5% per annum.

                              "Bank's Market Rate" means on any day the rate is quoted, usually with notice to the Borrower, at or about 10.30a.m (Sydney Time) on that day as its Market Rate for the tenor of the refinancing.

5.   FEES:                    Borrower shall pay to the Bank an Unused Limit Fee
                              calculated monthly in arrears at the rate of 0.25% per annum on any unused portion of the Facility.

                              OVERDRAFT OPTION
                              ----------------
                              The Bank's standard scale of account fees from time to time including an overdraft service

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                         fee will be charged to the account upon which the
                         Facility is utilised monthly in arrears.

                         COMMERCIAL BILL / ACCEPTANCE / DISCOUNT OPTION
                         ----------------------------------------------
                         Discount Fee - Commercial Bills will be discounted by the Bank at the Bank's Yield Rate on the date of acceptance or discount of Commercial Bills.

                         "Bank's Yield Rate" means on any day the rate quoted, usually with notice to the Borrower, at or about 10.30am (Sydney Time) on that day as its Yield Rate for the tenor of the Commercial Bills.

                         Acceptance Fee - The Borrower shall pay to the Bank an Acceptance Fee on the aggregate face value amount of all Commercial Bills drawn at the rate of 1.75% per annum. The Acceptance/Endorsement Fee shall be calculated on a basis of a year of 365 days, be paid in advance for the term of the Commercial Bills and charged to or on account of the Borrower on or about the date of acceptance/endorsement of the Commercial Bills.

                         BANK GUARANTEE OPTION
                         ---------------------
                         The Bank's standard Bank Guarantee Fee from time to time will apply. Currently, the Bank Guarantee Fee is 1.0% per annum on the face value of Bank Guarantees issued by the Bank or $100.00 (One Hundred Dollars) whichever is the greater sum. The Bank Guarantee fee will be charged six monthly in advance to or on account of the Borrower. An Establishment Fee of 0.5% of the face value of Bank Guarantees will be charged upon issuance.

                         CHEQUE ENCASHMENT LETTER OF CREDIT OPTION
                         -----------------------------------------
                         The Bank's standard Letter of Credit Fee will be waived if the Cheque Encashment facility is established at a branch of the National Australia Bank.

                         IMPORT LETTER OF CREDIT/TRADE BILLS DISCOUNTED/BILLS OF
                         -------------------------------------------------------
                         LADING SURRENDERED OPTION.
                         -------------------------
                         The Bank's standard Letter of Credit Establishment Fee from time to time will apply. Currently the Letter of Credit Establishment Fee is charged at the rate of 0.375% of the face value thereof with a

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                         minimum fee of $100 being applicable. Cable Costs and
                         Stamp Duty are also applicable, and the current rates are $25 for Cable Costs and 15c for Stamp Duty.

                         The Bank's standard Letter of Credit Negotiation Fee from time to time will apply. Currently the Letter of Credit Negotiation Fee is charged at the rate of 0.25% of the face value thereof with a minimum fee of $50 being applicable. Cable Costs are also applicable, and the current rate is $10.

                         The Bank's standard Letter of Credit Amendment Fee from time to time will apply. Currently the Letter of Credit Amendment Fee is charged at the rate of $25 per amendment. Any increase in the amount of the Letter of Credit will be charged at 0.375% of the face value thereof, no minimum. Cable Costs are also applicable, and the current rate is $20.

                         The Bank's standard Sight Import Collection Fees from time to time will apply. Currently the Sight Import Collection Fee is charged at the rate of 0.25% of the face value thereof with a minimum fee of $40 being applicable. Cable Costs are also applicable, and the current rate is $20.

                         The Bank's standard Term Import Collection Fees from time to time will apply. Currently the Term Import Collection Fee is charged at the rate of 0.25% of the face value thereof with a minimum fee of $50 being applicable. Cable Costs are also applicable, and the current rate is $25.

                         FORWARD EXCHANGE OPTION
                         -----------------------
                         The Bank's standard Forward Exchange Contract Fees from time to time will apply. Currently the establishment Fee is $30, the Amendement fee is $30, and the Cancellation Fee is $20.

6.   TERMINATION OF
     OVERDRAFT:          OVERDRAFT OPTION
                         ----------------
                         The Bank may at any time terminate the Overdraft
                         Facility by notice in writing to the Borrower (a
                         "Termination"), but such

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                         Termination shall not prejudice the Bank's right of
                         payment or repayment hereunder.

                         Upon Termination, the debit balance of the Overdraft account shall be immediately due and payable to the Bank on demand.


7.   TERMS &
     REDUCTIONS:         The Facility Limit is to reduce, on the following
                         basis:

                         a) a reduction of $500,000 to the amount of $8.000,000 on or before 28th February 1997. then

                         b) a further reduction of $1,000,000 to the amount of $7,000,000 on or before 31st March 1997.

                         Facility is made available subject to satisfactory periodic review by the Bank.

                         The next periodic review by the Bank is due on 31st March 1997. Following the review any agreement for continuation of the Facility shall be at the Bank's absolute discretion and on terms and conditions satisfactory to the Bank.

8.   SECURITY:           The following securities previously given to the Bank
                         shall continue to secure, inter alia. all obligations of the Borrower to the Bank including in respect of the
                         Facility:

                         a) First registered Mortgage Debenture over the assets, rights, and undertakings of T.E.S. Mining Services Pty Ltd

                         b) Unlimited Guarantee and Indemnity given by T.E.S. Mining Services Pty Ltd.

                         c) First registered Mortgage Debenture over the assets, rights, and undertaking of the Borrower.

                         d) Unlimited Guarantee and Indemnity given by LSB Industries Inc..

                         e) First registered Mortgage Debenture over the assets, rights, and undertakings of Total Energy Systems (NZ) Ltd.

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                         f)   Unlimited Guarantee and Indemnity given by Total
                              Energy Systems (NZ) Ltd.

9.   CONDITIONS
     PRECEDENT:          It is a conditions precedent to any utilisation of the
                         Facility or in respect of any continuation or increase hereby granted that the Bank has received the following in form and substance acceptable to it:

                         a) An original All-Risk Insurance Policy for the full replacement value of all stock-in-trade, machinery. equipment, furniture and effects charged to the Bank pursuant to Security described in Clause 8 (a), (c),& (e) hereof with interest of the Bank and mortgagee noted and with an Insurer satisfactory to the Bank.

                         b) The acknowledgement and consent of LSB Industries Inc., Total Energy Systems (NZ) Ltd, and T.E.S. Mining Services Pty Ltd as guarantor(s) and/or surety(ies) in respect of the Facilities and the within terms and conditions is to be endorsed on the duplicate copy of this Letter of Offer immediately following acceptance by the Borrower.


10.  OPERATING
     COVENANTS:          a)   The maximum exposure under the Forward Exchange
                              Cover (FEC) Facility Option is USD2,000,000.

                         b) The Borrower is not to engage in any further borrowings, excluding leasing transactions in the normal course of business, without the Bank's prior consent, with such consent not to be unreasonably withheld. Leasing transactions include finance leases and hire purchase agreements.

                         c) Drawings under the Facility are not to exceed the aggregate of:
                              - 70% of the following trade debtors aged less than 60 days:
                                   .    Mt Isa Mines
                                   .    BHP
                                   .    Robe River
                                   .    Leighton Contractors
                                        Hammersley Iron

                                       6
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                                        Eltin Contracting Ltd
                                        Henry Walker Iron Ore Pty Ltd, and
                              - 50% of the abovementioned trade debtors aged between 60-90 days; and
                              - 50% of all other trade debtors aged less than 90 days; and
                              - 50% of inventory not subject to reservation of title or "Romalpa" agreements and excluding inventory aged greater than 150 days.

                              Drawings under the FEC Facility Option are assessed as being 10 per cent of the face value of the underlying Forward Contracts, ie. Contracts totalling USD$2mil equates to facility drawings of USD$0.2mil.

                         d) Interest Cover not to reduce below 2.0 times. To be monitored on a half yearly basis. Interest cover is defined as: Net profit before interest and tax expense divided by interest expense. Interest Expense includes interest charges in respect of financial leases.

                         e) Gearing not to exceed 1.4 times To be monitored on a monthly basis. Gearing is defined as:

                              Total liabilities divided by tangible net worth. Total Liabilities are defined as the aggregate of all current and non-current liabilities less all shareholders loans, outstanding royalty payments owed to Slurry Explosives Corporation and Trade Creditor Payments aged over 90 days owed to LSB Industries, Inc. Group subsidiaries.

                              Tangible Net Worth is defined as shareholders funds plus all shareholders loans, outstanding royalty payments owed to Slurry Explosives Corporation and Trade Creditor Payments aged over 90 days owed to LSB Industries, Inc. Group subsidiaries, but excludes any asset revaluation reserves and all intangible items including goodwill, future income tax benefits, tradenames, patents, licences, etc.

                                       7
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                         f)   A total of $3,500,000 in shareholders loans
                              provided by LSB Industries Inc. are to be subordinated to the Bank's Facility.

                         g) A material event of default that is continuing by LSB Industries Inc. or any of its subsidiaries, when taken as a whole group, in respect of any their obligations shall constitute an event of default in respect of the Facility.

                              Material is defined as an event that the Bank considers will have a significant bearing on the ability of the group to continue trading as a going concern.

                              Continuing is defined as an event that is not remedied within a 3 month period.

                         h) There is to be no change in the ownership of the Borrower without the Bank's prior written consent.

11.  REPORTING
     REQUIREMENTS:       a)   Annual Audited Financial Statements of the
                              Borrower to be provided to the Bank within 90 days of balance date.

                         b) Monthly Profit & Loss and Balance Sheet accounts of the Borrower are to be provided to the Bank within 30 days.

                         c) The following is to be certified on a monthly basis (within 15 days) by an officer of the
                              Borrower:

                              -    Full Aged Debtors Listing;
                              -    Full Aged Creditors Listing;
                              - Statement certifying as to level and form of inventory not subject to retention of title clauses.

                         d) Annual Profit & Loss/Balance Sheet/Cash Flow Budgets to be provided to the Bank by 31st January each year.

                         e) Audited Annual and Unaudited quarterly financial statements of LSB Industries, Inc. to be provided within 90 days.

                         f) Quarterly certificate given by a director of the Borrower confirming that all statutory payments have been accounted for

                                       8
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                              is to be provided to the Bank within 15 days of
                              each quarters end.

12.  TRUST:              a)   The Borrower has advised that it is not a trustee
                              of any trust fund or settlement.

                         b) The Borrower has advised that the guarantors are not trustees of any trust or hold any property subject to or impressed by any trust.

13.  COSTS:              The Borrower will upon demand reimburse the Bank, or
                         upon the Bank's direction, all reasonable expenses incurred by the Bank in connection with the preparation, execution, valuation, delivery and stamping of this Facility.

                         Such expenses shall also include all proper out-of-pocket expenses and proper overheads; of the Bank relating directly to the Facility after the occurrence of any default by the Borrower including proper fees and expenses of solicitors, accountants, valuers and other professional consultants.

                         Where the Borrower maintains a current account with the Bank, the Bank on acceptance of this Letter of Offer by the Borrower, is expressly authorised to debit any such account with all or any of the aforesaid costs and expenses with or without advice of any such drawing given to the Borrower.

14.  RESERVE
     REQUIREMENTS:       The Bank reserves the right to renegotiate the Facility
                         in the event of any change occurring in the controls imposed by the Federal Government/Reserve Bank on the Australian Banking System such as to materially affect the pricing of the Facility.

15.  STANDARD
     TERMS AND
     CONDITIONS:         By the Borrower's acceptance of this Offer, the
                         Borrower will be deemed to have acknowledged and agreed that the Bank's Terms and Conditions of Accounts, a copy of which is attached hereto, are incorporated as terms and conditions applicable to this Offer. Any inconsistent terms and conditions in this

                                       9
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                         offer shall prevail over the Banks Standard Terms and
                         Conditions of Accounts.

16.  ACCEPTANCE:         This offer remains open for acceptance for a period of
                         14 days after the date of this letter or any such further as the Bank may agree.

                         This offer may only be accepted by the Borrower by delivery to the Bank of all of the following:

                         i) The attached copy of this Letter of Offer with the form of acceptance annexed thereto duly executed by the Borrower.

                              Where the Borrower is a corporation, its common seal should be affixed in accordance with its Articles of Association, and the affixation of the common seal should be further witnessed by an independent Justice of the Peace.

                         ii) The form of Acknowledgment and Confirmation annexed to the attached copy of this Letter of Offer duly executed by each of the named Guarantors or Sureties. Where the Guarantors or Surety is a corporation, its common seal should be affixed in accordance with its Articles of Association, and the affixation of the common seal should be further witnessed by a independent Justice of the Peace.

17.  COUNTERPARTS:       This Letter of Offer may consist of a number of
                         counterparts and the counterparts taken together constitute one and the same instrument.

We are pleased to have been able to assist you with your requirements and should there be any aspect you wish to discuss, please do not hesitate to contact Donna Kennedy or Gregory Carter.

Yours faithfully


/s/  G. F. Carter                            /s/  E. J. Marchant
-------------------------------              -----------------------------------
Senior Manager                               State Manager
Business Banking                             Queensland

                                       10
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                                   ACCEPTANCE
                                   ----------


We acknowledge receipt of your letter dated 19th December 1996 of which this is a copy and hereby accept the terms and conditions contained therein.

The Borrower acknowledges that the Borrower has agreed to pay or reimburse the Bank on demand for all legal, valuation and other costs and out-of-pocket expenses incurred or to be incurred by the Bank in connection with the security whether or not the Facility is drawn down or utilised by the Borrower.

Dated this 31st day of December, 1996.



GIVEN under the Common Seal  )
of Total Energy Systems Ltd  )
by the authority of a        )
resolution of the Board of   )               /s/ K. J. Harman
                                             ------------------------------
Directors previously given   )               Director
and in the presence of       )
K. J. Harman a Director      )
and of R. A. Rodgers         )               /s/ R. A. Rodgers
                                             ------------------------------
the Secretary and in the     )               Secretary
presence of:                 )


/s/  E. Thomas J. P.
----------------------------

A Justice of the Peace
----------------------------

                                       11
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             ACKNOWLEDGMENT AND CONFIRMATION BY GUARANTOR OR SURETY
             ------------------------------------------------------


By our execution hereunder we each separately acknowledge and confirm to the Bank that we have read and understood the terms and conditions set out in the Letter of Offer given by the Bank on 19th December 1996 to Total Energy Systems Ltd (the "Borrowee) and confirm that my/our respective unlimited obligations as Guarantor/Surety (either alone or jointly with others as the case may be) under the Guarantee/Security which we have previously given to the Bank for the obligations of the Borrower to the Bank (and which we acknowledge has not been revoked or otherwise discharged) are continuing.

Dated this 31st day of December, 1996.


GIVEN under the Common Seal   )
of Total Energy Systems (NZ)  )
Ltd by the authority of a     )
resolution of the Board of    )                /s/ K. J. Harman
                                               -----------------------------
Directors previously given    )                Director
and in the presence of        )
K. J. Harman a Director       )
and of N/A                    )                /s/  N/A
                                               -----------------------------
the Secretary and in the      )                Secretary
presence of:                  )


/s/  E. Thomas J. P.
------------------------------

A Justice of the Peace
------------------------------

GIVEN under the Common Seal   )
of LSB Industries Inc.        )
by the authority of a         )
resolution of the Board of    )                /s/ Tony M. Shelby, V.P.
                                               -----------------------------
Directors previously given    )                Director
and in the presence of        )
                a Director    )
and of                        )                /s/ David M. Shear
                                               -----------------------------
the Secretary and in the      )                Secretary
presence of:                  )



A Justice of the Peace
----------------------


                                       12
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GIVEN under the Common Seal   )
Of T.E.S. Mining Services Pty )
Ltd by the authority of a     )
resolution of the Board of    )                 /s/ K. J. Harman
                                                --------------------------
Directors previously given    )                 Director
and in the presence of        )
K. J. Harman a Director       )
------------
and of R. A. Rodgers          )                 /s/ R. A. Rodgers
       -------------                            ---------------------------
the Secretary and in the      )                 Secretary
presence of:                  )


/s/  E. Thomas J. P.
---------------------------

A Justice of the Peace
----------------------

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